UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2010

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 19, 2010, Entravision Communications Corporation (the “Company”) issued a press release announcing preliminary estimates of certain financial results for the three-month period ended June 30, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

The disclosure regarding the Company’s issuance of a press release announcing preliminary estimates of certain financial results for the three-month period ended June 30, 2010 in Item 2.02 above is incorporated herein by reference.

The information included herein, including the press release furnished herewith as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On July 19, 2010, the Company announced that it intends to offer $385 million aggregate principal amount of senior secured first lien notes due 2017 (the “Notes”) in a private offering, subject to market and other customary conditions. The Company intends to use the net proceeds from the offering to, among other things, repay in full outstanding indebtedness under its existing syndicated bank credit facility and for general corporate purposes. The Company also announced that it intends to enter into a new revolving credit facility of up to $50 million concurrently with the closing of the offering of the Notes. A copy of the related press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

The press release attached hereto as Exhibit 99.2 shall not constitute an offer to sell, or the solicitation of an offer to buy, any of the Notes, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act and applicable state securities laws. The Notes will be offered inside the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to persons outside the United States in reliance on Regulation S under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

99.1	Press Release issued by Entravision Communications Corporation on July 19, 2010, announcing preliminary estimates of certain financial data for the three-month period ended June 30, 2010.

99.2	Press Release issued by Entravision Communications Corporation on July 19, 2010, announcing intention to offer senior secured first lien notes due 2017 and to enter into a new revolving credit facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: July 19, 2010	By:	/S/ WALTER F. ULLOA
	Name:	Walter F. Ulloa
	Title:	Chairman and Chief Executive Officer